MEMC Electronic Materials, Inc.
501 Pearl Drive (City of O'Fallon)
Post Office Box 8
St. Peters, Missouri 63376 USA
Phone: 636-474-5000
Fax: 636-474-5158
www.memc.com

August 31, 2003

TPG Wafer Holdings LLC
Attn.: Richard A. Ekleberry, Esq.
301 Commerce Street
Suite 3300
Fort Worth, Texas 76102

Re: Amendment No. 4 to Registration Rights Agreement

Dear Rick:

Reference is made to the Registration Rights Agreement dated as of November 13, 2001, by and between MEMC Electronic Materials, Inc., a Delaware corporation (the "Company"), the guarantors included on the signature lines thereto (the "Guarantors" and, together with the Company, the "Company Parties") and TPG Wafer Holdings LLC, a Delaware limited liability company (together with its permitted assigns, "TPG"), as amended by letter agreements among the parties dated July 15, 2002, November 14, 2002 and February 17, 2003 (as amended, the "Agreement").

The Company Parties and TPG agree that, effective as of the date hereof, the definitions of "Effectiveness Date" and "Filing Date" as set forth Section 1.2 of the Agreement shall be deleted in their entirety and the following shall substituted in lieu thereof:

"Effectiveness Date" means the 60th day following the Filing Date.

"Filing Date" means the date to be specified by TPG in a written notice to the Company which date shall not be earlier than the 30th day following the date of delivery of such notice.

Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This letter agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Very truly yours,

MEMC ELECTRONIC MATERIALS, INC.

By: /s/ David L. Fleisher
David L. Fleisher
Vice President, General Counsel
and Secretary

EACH OF THE SUBSIDIARIES LISTED ON
SCHEDULE 1 HERETO, as Guarantors

By: /s/ Kenneth L. Young
 Kenneth L. Young, in his capacity
as Treasurer for each of the
Subsidiaries listed on Schedule I
hereto

ACCEPTED AND AGREED:

TPG WAFER HOLDINGS LLC

By: TPG Wafer Partners LLC,
its Managing Member

By: TPG Partners III, L.P.,
its Managing Member

By: TPG GenPar III, L.P.,
its general partner

By: TPG Advisors III, Inc.
its general partner

By: /s/ Richard A. Ekleberry
Richard A. Ekleberry
Vice President

Schedule I

Guarantors:
MEMC Pasadena, Inc.
MEMC International, Inc.
MEMC Southwest Inc.
SiBond, L.L.C.
PlasmaSil, L.L.C.
MEMC Holdings Corporation